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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

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                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 25, 1996
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                         RESOURCE GENERAL CORPORATION
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            (Exact name of Registrant as specified in its charter)


Ohio                            0-8115                          31-0737351
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(State or other jurisdiction   (Commission File Number)         (I.R.S. EIN)
    of incorporation)


2365 Scioto Harper Drive, Columbus, Ohio                        43204
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (614) 279-8877
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                                  NO CHANGE
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        (Former name or former address, if changed since last report)


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       Item 1.  Changes in Control of Registant.
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     On April 4, 1996, Bob Binsky, Michael W. Gardner, Theodore P. Schwartz,
     Charles T. Sherman and Kenneth J. Warren (the "Purchase Group") filed
     Schedule 13D under the Securities Exchange Act of 1934 (the "Schedule 13D") to report execution of two stock purchase agreements, the consummation of which will give the Purchase Group control of Resource General Corporation, an Ohio corporation (the "Registrant"). As reported in Schedule 13D, the Purchase Group is an informal association of individuals whose sole business purpose is the acquisition of the Common Stock of the Registrant.

     Mr. Schwartz and Mr. Sherman entered into an agreement to purchase 200,000 shares of Common Stock (the "Gillmore Shares") from Paul Gillmore (the "Gillmore Agreement") on March 25, 1996. The purchase price for the Gillmore Shares is $1.25 per share for an aggregate purchase price of $250,000. Forty Thousand of the Gillmore Shares will be purchased with a down payment of $50,000. The purchase of the remaining Gillmore Shares will be financed by Mr. Gillmore. Mr. Schwartz and Mr. Sherman will execute a promissory note payable to Mr. Gillmore providing for repayment of the remaining $200,000 in sixteen quarterly payments. The quarterly payments will be $6,250 for the first year, $12,500 for the second and third years and $18,750 for the fourth year. Interest will be paid on the unpaid balance of the promissory note at the rate of four percent per annum. Five Thousand Gillmore Shares will be transferred upon each quarterly payment in the first year, 10,000 Gillmore Shares will be transferred upon each quarterly payment in the second and third years and 15,000 Gillmore Shares will be transferred upon each quarterly payment in the fourth year. Mr. Schwartz and Mr. Sherman have also agreed to grant Mr. Gillmore an option to purchase 20,000 shares of Common Stock. The voting power of all of the Gillmore Shares will be transferred to Mr. Schwartz and Mr. Sherman upon payment of the down payment and execution of the promissory note.

     Mr. Schwartz and Mr. Sherman entered into an agreement to purchase
     110,000 shares of Common Stock (the "Brownfield Shares") from Lyman Brownfield and Candace Brownfield (the "Brownfield Agreement") on March 28, 1996. The purchase price for the Brownfield Shares is $1.25 per share for an aggregate purchase price of $137,500. Twenty Thousand of the Brownfield Shares will be purchased with a down payment of $25,000. The purchase of the remaining Brownfield Shares will be financed by Mr. Brownfield. Mr. Schwartz and Mr. Sherman will execute a promissory note payable to Mr. Brownfield providing for repayment of the remaining $112,500 in twenty quarterly payments. The quarterly payments will be $2,800 for the first year, $5,625 for the second, third and fourth years and $8,437.50 for the fourth year. Interest will be paid quarterly on the unpaid balance of the promissory note at the rate of four percent per annum. Two Thousand Two Hundred Fifty Brownfield Shares will be transferred upon each quarterly payment in the first year, 4,500 Brownfield Shares will be transferred upon each quarterly payment in the second, third and fourth years and 6,750 Brownfield Shares will be transferred upon each quarterly payment in the fourth year. Mr. Schwartz and Mr. Sherman have also agreed to grant Mr. Brownfield an option to purchase 20,000 shares of Common Stock at $1.25 per share for five years from the date of the closing of the stock purchase agreement. In addition, Mr. Brownfield


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and the Registrant will execute a mutual release of claims, the Registrant will forgive all debt owed by Mr. Brownfield to the Registrant and all subsidiaries of the Registrant and the Registrant will forgive a stock subscription receivable from Candace Brownfield. After two and one-half years, Mr.
Brownfield will have the right to sell one-half of his remaining Common Stock to the public subject to a limit of 5,000 shares per quarter. The voting power of all of the Brownfield Shares will be transferred to Mr. Schwartz and Mr. Sherman upon payment of the down payment and execution of the promissory note. Finally, Mr. Brownfield and Ms. Brownfield have executed an agreement to vote all shares of Common Stock owned by them, or with respect to which they have the power to vote, in favor of a proposal to be submitted to the Registrant's shareholders that Mr. Sherman and others purchase their Common Stock.

The cash payments required under the Gillmore Agreement and the Brownfield Agreement will be financed with the personal funds of the members of the Purchase Group. Each member of the Purchase Group has orally agreed to contribute the following percentage of the cash payments required by the Gillmore Agreement and the Brownfield Agreement and is entitled to receive a corresponding percentage of the total number of shares purchased:


                                                Total
                                              Principal
                           Percentage         Payments
Bob Binsky                    30.080%         $116,560

Michael W. Gardner             5.000%          $19,375

Theodore P. Schwartz          31.665%         $122,702

Charles T. Sherman            31.665%         $122,702

Kenneth J. Warren              1.590%           $6,161
- -----------------------------------------------------------
TOTALS                           100%         $387,500


The following table shows the Common Stock that is currently beneficially owned by each member of the Purchase Group, the Common Stock that each member of the Purchase Group has a right to purchase under the Gillmore Agreement and the Brownfield Agreement and the aggregate shares of Common Stock that each member of the Purchase Group will own if all the Common Stock is purchased under the Gillmore Agreement and the Brownfield Agreement. As of March 4, 1996, there were 1,085,220 shares of Common Stock issued and outstanding. Finally, the table shows the same information for the Purchase Group as a whole.


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
            Currently Beneficially Owned       Right to Purchase              Aggregate

 Name       Number of        Percent of     Number of    Percent of     Number of      Percent of
             Shares         Outstanding      Shares     Outstanding      Shares       Outstanding
Bob Binsky    159,874          14.4%         93,248.0       8.4%       253,122.0         22.9%

Michael W.      1,000           0.1%         15,500.0       1.4%        16,500.0          1.5%
Gardner

Theodore P.    12,848           1.2%         98,161.5       9.0%       111,009.5         10.2%
Schwartz

Charles T.    102,670           9.3%         98,161.5       8.9%       200,831.5         18.2%
Sherman

Kenneth J.          0           0.0%          4,929.0       0.4%         4,929.0          0.4%
Warren
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TOTAL         276,392          25.0%        310,000.0     28.1%        586,392.0         53.2%


The consummation of the transactions contemplated by the Gillmore Agreement and the Brownfield Agreement is subject to shareholder approval under Section 1701.831 of the Ohio General Corporation Law (the "Statute"). In accordance with the Statute, the purchase of the Gillmore Shares and the Brownfield Shares must be approved by (i) the holders of a majority of the outstanding voting shares represented at a special shareholders meeting at which a quorum is present and
(ii) the holders of a majority of the portion of outstanding voting shares represented at such a meeting excluding the voting shares owned by the Purchase Group and certain "interested shares."

The Registrant contemplates that the special meeting of shareholders required to approve or disapprove of the purchase of the Gillmore Shares and the Brownfield Shares by the Purchase Group will be held on the same date as the Registrants' 1996 annual meeting of shareholders, currently scheduled for May 16, 1996.



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                                  SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RESOURCE GENERAL CORPORATION


Dated: April 9, 1996            By: /s/ Robert S. Ryan
                                   --------------------------------
                                   Robert S. Ryan, Acting President


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